Statutory Reserve	12 Months Ended
Dec. 31, 2018
Statutory Reserve [Abstract]
STATUTORY RESERVE
22.	STATUTORY RESERVE

In accordance with PRC regulations, the subsidiaries and VIE of the Company in the PRC are required to provide a statutory reserve, which is appropriated from net income as reported in the Company’s statutory accounts. The Company is required to allocate 10% of its annual after-tax profit to the statutory reserve until such reserve has reached 50% of its respective registered capital based on the enterprise’s PRC statutory accounts. The statutory reserves can only be used for specific purposes and are not distributable as cash dividends. For the year ended December 31, 2018, the Company incurred net loss from its operations and did not provide a statutory reserve. As of December 31, 2018 and 2017, total statutory reserves were US$6,621,063 and US$6,621,063, respectively.